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                                                                   July 14, 1998


                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED
                                 MARCH 1, 1998

     The following information supplements and should be read in conjunction with the section of the Statement of Additional Information entitled "MANAGEMENT OF THE REGISTRANT- Officers and Directors of the Fund":

     Dr. John G. Ayer has resigned and Charles E. Woodhouse has been elected as President of the Fund. Mr. Woodhouse (age 34), 1801 Century Park East, Suite 1800, Los Angeles, CA. 90067 has been a Director and Vice President of the Fund since 1995.